Income Taxes (Income Tax Expense Differs From Computed Amount Applying Statutory Rates To Income Before Income Taxes) (Details) - CAD ($) $ in Millions	12 Months Ended
	Aug. 31, 2022	Aug. 31, 2021
Income Taxes [Abstract]
Current statutory income tax rate	25.40%	25.50%
Income tax expense at current statutory rates	$ 259	$ 263
Recognition Of Previously Unrecognized Tax Losses	0	(81)
Revision to liabilities for uncertain tax positions	0	(125)
Other	(2)	(11)
Total income tax expense	$ 257	$ 46